Exhibit 99.1

B. Riley Principal 150 Merger Corp. and FaZe Clan Announce
Effectiveness of Form S-4 Registration Statement

LOS ANGELES, CA and NEW YORK, NY -- June 22, 2022 -- B. Riley Principal 150 Merger Corp. (Nasdaq: BRPM) (“BRPM”), a special purpose acquisition company sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY), and FaZe Clan Inc. (“FaZe Clan”), today announced that the registration statement on Form S-4 (the “Registration Statement”) with respect to the proposed business combination between BRPM and FaZe Clan (the “Business Combination”) was declared effective by the Securities and Exchange Commission (the “SEC”).

BRPM also announced that it will hold a Special Meeting of stockholders at 10:00 AM, New York City time, on July 15, 2022. At the meeting, BRPM stockholders will be asked to consider and vote upon proposals to approve the Business Combination and related matters. BRPM stockholders of record as of May 26, 2022 are eligible to attend and vote at the Special Meeting. The Special Meeting will be held virtually and BRPM stockholders can attend using the virtual meeting instructions set forth on their proxy cards.

The Business Combination is expected to close shortly after the Special Meeting, subject to BRPM stockholder approval and the satisfaction or waiver of certain closing conditions. Upon closing, BRPM will change its name to FaZe Holdings Inc., and the combined company’s common stock is expected to be listed on NASDAQ under the ticker symbol “FAZE”.

“FaZe is on the verge of becoming a publicly traded company,” said Lee Trink, Chief Executive Officer of FaZe Clan. “The capital from the Business Combination will help us to continue to grow our brand as a leader in esports and the creator economy, and embrace the advent of new digital goods and platforms. We look forward to closing the Business Combination and continuing to partner with the B. Riley team in our journey to the public market.”

BRPM has filed a definitive proxy statement/prospectus relating to the proposed Business Combination with the SEC. The definitive proxy statement/prospectus contains important information about BRPM, FaZe Clan and the proposed Business Combination.

About BRPM

BRPM is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. BRPM began trading on the NASDAQ on February 19, 2021 following its initial public offering. Its shares of Class A common stock, units and warrants trade under the ticker symbols BRPM, BRPMU and BRPMW, respectively. BRPM is sponsored by an affiliate of B. Riley Financial, Inc. (Nasdaq: RILY).

About FaZe Clan

FaZe Clan is a digital-native lifestyle and media platform rooted in gaming and youth culture, reimagining traditional entertainment for the next generation. Founded in 2010 by a group of kids on the internet, FaZe Clan was created for and by Gen Z and Millennials, and today operates across multiple verticals with transformative content, tier-one brand partnerships, a collective of notable talent, and fashion and consumer products. Reaching over 500 million followers across social platforms globally, FaZe Clan delivers a wide variety of entertainment spanning video blogs, lifestyle and branded content, gaming highlights and live streams of highly competitive gaming tournaments. FaZe Clan’s roster of more than 85 influential personalities consists of engaging content creators, esports professionals, world-class gamers and a mix of talent who go beyond the world of gaming, including NFL star Kyler “FaZe K1” Murray, Lebron “FaZe Bronny” James Jr., Lil Yachty aka “FaZe Boat” and Snoop Dogg aka “FaZe Snoop.” Its gaming division includes 11 competitive esports teams who have won over 30 world championships. For more information, visit  www.fazeclan.com, investor.fazeclan.com and follow FaZe Clan on Twitter, Instagram, YouTube, TikTok, and Twitch.

Important Information about the Proposed Business Combination and Where to Find It

In connection with the proposed business combination (the “Business Combination), BRPM has filed a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) and a definitive proxy statement/prospectus relating to the proposed Business Combination (the “Proxy Statement/Prospectus”). BRPM will mail the Proxy Statement/Prospectus to holders of BRPM’s shares of common stock as of the record date in connection with BRPM’s solicitation of proxies for the vote by BRPM stockholders with respect to the proposed Business Combination and other matters as described in the Proxy Statement/Prospectus. BRPM stockholders and other interested persons are urged to read the Proxy Statement/Prospectus, and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about BRPM, FaZe Clan and the proposed Business Combination. Stockholders are able to obtain copies of the Proxy Statement/Prospectus and other documents containing important information about BRPM, FaZe Clan and the proposed Business Combination filed with the SEC, without charge, on the website maintained by the SEC at http://www.sec.gov, or by directing a request to: B. Riley Principal 150 Merger Corp, 299 Park Avenue, 21st Floor, New York, New York 10171, Attention: Daniel Shribman, telephone: (212) 457-3300.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Participants in the Solicitation

BRPM and FaZe Clan and their respective directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of BRPM’s stockholders in connection with the proposed Business Combination. Stockholders of BRPM may obtain more detailed information regarding the names, affiliations and interests of BRPM’s and FaZe Clan’s directors and executive officers in the Proxy Statement/Prospectus. Information concerning the interests of BRPM’s participants in the solicitation, which may, in some cases, be different than those of BRPM’s stockholders generally, are set forth in the Proxy Statement/Prospectus.

Forward-Looking Statements

The information in this communication includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, regarding the proposed Business Combination, the ability of the parties to consummate the proposed Business Combination, the benefits and timing of the proposed Business Combination, as well as the combined company’s strategy, future operations and financial performance, estimated financial position, estimated revenues and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern BRPM’s or FaZe Clan’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the management of BRPM’s and FaZe Clan’s belief or interpretation of information currently available.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of BRPM’s and FaZe Clan’s management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this communication, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements, including but not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the proposed Business Combination; (2) the outcome of any legal proceedings or other disputes that may be instituted against BRPM, FaZe Clan, the combined company or others; (3) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of BRPM, to obtain certain governmental and regulatory approvals or to satisfy other conditions to closing; (4) changes to the proposed structure of the proposed Business Combination that may be required or appropriate as a result of applicable laws or regulations, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the proposed Business Combination; (6) the risk that the proposed Business Combination disrupts current plans and operations of BRPM or FaZe Clan as a result of the announcement and consummation of the proposed Business Combination; (7) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management, key employees and talents; (8) costs related to the proposed Business Combination; (9) changes in applicable laws or regulations, including changes in domestic and foreign business, market, financial, political, and legal conditions; (10) the possibility that BRPM, FaZe Clan or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID 19 on BRPM’s or FaZe Clan’s business and/or the ability of the parties to complete the proposed Business Combination; (12) the inability to complete the PIPE investments in connection with the proposed Business Combination; and (13) other risks and uncertainties set forth in the Proxy Statement/Prospectus relating to the proposed Business Combination. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BRPM and FaZe Clan. Forward-looking statements speak only as of the date they are made. While FaZe Clan and BRPM may elect to update these forward-looking statements at some point in the future, FaZe Clan and BRPM specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe Clan’s and BRPM’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Contacts

For FaZe Clan

Investors: Ellipsis, ir@fazeclan.com

Media: Chelsey Northern, chelsey.northern@fazeclan.com

For BRPM

Investors: Dan Shribman, dshribman@brileyfin.com

Media: Jo Anne McCusker, jmccusker@brileyfin.com

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